                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        October 3, 2002
                                                --------------------------------



                        TeraForce Technology Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      0-11630                   76-0471342
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



         1240 East Campbell Road, Richardson, Texas                  75081
--------------------------------------------------------------------------------
          (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code        (469) 330-4960
                                                  ------------------------------






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ITEM 5. OTHER EVENTS.


On January 11, 2003, the Company completed a further step in its previously announced financial restructuring when it completed certain definitive documentation related to the previously reported restructuring of certain debt obligations.

The Company has exchanged $600,000 in notes payable by the Company in favor of a private investor note, plus accrued interest on that note, for a new note. The new note has a principal balance of $647,463 and a maturity of September 15, 2003. The Company also has amended its $1,500,000 Loan Agreement with Bank One, N.A., dated October 12, 2001, that is also guaranteed by this private investor and expects to further amend that facility. The private investor has agreed to continue to provide an unconditional guarantee of the facility and the Company expects that the maturity of the facility will be extended to September 12, 2003. This same private investor has previously provided a $3,000,000 letter of credit to secure the Company's $2,700,000 credit agreement with Bank One, N.A.

The Company and the private investor have entered into a Reimbursement Agreement related to the credit support provided by the private investor. Pursuant to this agreement the Company has agreed to reimburse the private investor for all costs the investor may incur as a result of the guarantee and letter of credit provided. These costs include amounts that the investor would pay Bank One, N.A., as well as any amounts drawn under the letter of credit. Any such reimbursement obligations are due upon demand and bear interest at prime plus 2%. In the event of the occurrence of a reimbursement obligation under the agreement, the Company has agreed to grant the investor a security interest in certain accounts receivable and inventories. This Reimbursement Agreement supersedes reimbursement agreements previously entered into with this investor dated June 1, 2001 and October 19, 2001.

As consideration for the previous and on-going credit support the Company has issued to the private investor certain warrants for the purchase of the Company's common stock and has amended certain warrants previously issued to the investor as follows:

                            Number of shares                                                      Previous Exercise
      Description          subject to warrant         Expiration Date         Exercise Price            Price
      -----------          ------------------         ---------------         --------------      -----------------
Warrant                          960,000              October 31, 2004            $0.12                    --
Amended and Restated
Warrant                          600,000              October 31, 2004            $0.12                 $0.80
Amended and Restated
Warrant                          360,000              October 31, 2004            $0.12                 $0.20
Amended and Restated
Warrant                          720,000                  May 31, 2004            $0.12                 $0.75
Amended and Restated
Warrant                          150,000             December 31, 2003            $0.12                 $0.75



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On October 31, 2002 and December 20, 2002 the Company entered into Securities
Purchase Agreements with two private investors for the purchase of 3,916,667 shares of the Company's common stock for $470,000 cash. The sale of 1,000,000 shares of common stock was completed on November 29, 2002 and the sale of 1,250,000 shares of common stock was completed on December 27, 2002. The Company expects to complete the sale of the balance of the common stock completed on or before January 20, 2003.

The Company has entered into registration rights agreements with each of these investors, and has agreed to file a registration statement registering the 3,916,667 shares of common stock and the 2,790,000 shares of common stock to be issued upon exercise of the warrants.

The Company's sales of common stock were exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933, as amended (the Securities Act), and pursuant to Rule 506 of Regulation D of the Securities Act. A Rule 506 exemption was available for these sales because the Company sold only to accredited investors; the Company did not solicit or advertise the sales; a restrictive legend was placed on each certificate issued describing the restrictions against resale; and a Form D was filed with the Securities and Exchange Commission and in each state where the individual investors reside.

The Company is currently pursuing discussions to raise additional equity capital, but there can be no assurance that the Company will be successful in its efforts.

These statements in "Other Events" regarding our future financial performance and results, and other statements that are not historical facts, are forward-looking statements as defined in Section 27A of the Securities Act of 1933. We use the words "may," "will," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget," or other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of our financial condition, and/or state other "forward-looking" information. Events may occur in the future that we are unable to accurately predict, or over which we have no control. If one or more of these uncertainties materialize, or if underlying assumptions prove incorrect, actual outcomes may vary materially from those forward-looking statements included in this Form 8-K.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information:   N/A

     (c) Exhibits:

   Exhibit                         Description of Exhibit

     4.1       Form of Securities Purchase Agreement

     4.2       Form of Registration Rights Agreement

     4.3       Reimbursement Agreement

     4.4       Form of Promissory Note Dated October 1, 2002

     4.5       Warrant for purchase of 960,000 shares of Common Stock

     4.6 Amended and Restated Warrant for purchase of 600,000 shares of Common Stock

     4.7 Amended and Restated Warrant for purchase of 360,000 shares of Common Stock

     4.8 Amended and Restated Warrant for purchase of 720,000 shares of Common Stock

     4.9 Amended and Restated Warrant for purchase of 150,000 shares of Common Stock

    10.1       Schedule of Investors

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TeraForce Technology Corporation
                                       -----------------------------------------
                                                     (Registrant)


Date: January 15, 2003                       By: /s/ Herman M. Frietsch
     ------------------------          -----------------------------------------
                                                      (Signature)
                                             Herman M. Frietsch
                                             Chairman of the Board and CEO



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                                  EXHIBIT INDEX



   Exhibit                         Description of Exhibit
   -------                         ----------------------
     4.1       Form of Securities Purchase Agreement

     4.2       Form of Registration Rights Agreement

     4.3       Reimbursement Agreement

     4.4       Form of Promissory Note Dated October 1, 2002

     4.5       Warrant for purchase of 960,000 shares of Common Stock

     4.6 Amended and Restated Warrant for purchase of 600,000 shares of Common Stock

     4.7 Amended and Restated Warrant for purchase of 360,000 shares of Common Stock

     4.8 Amended and Restated Warrant for purchase of 720,000 shares of Common Stock

     4.9 Amended and Restated Warrant for purchase of 150,000 shares of Common Stock

    10.1       Schedule of Investors